QUARTERLY REPORT
December 31, 2009

FMI Provident Trust
Strategy Fund

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

February 3, 2010

Dear Fellow Shareholders:

The FMI Provident Trust Strategy Fund advanced 24.78% in 2009, versus the benchmark Standard & Poor’s 500 Index gain of 26.46%.  Over the last three years, Scott and his investment team have done an outstanding job of preserving assets and navigating our Fund through a difficult economic and market environment.  The U.S. economy continued to rebound in the most recently reported fourth quarter, with GDP advancing 5.7%.  This is the second consecutive quarter of GDP growth after a significant period of contraction in 2008 and 2009.  Much of the strong fourth quarter advance appears to be inventory rebuilding as firms begin restocking inventory in anticipation of better economic activity in 2010.  It is difficult to get an accurate read on the economy, given the amount of Federal spending injected into the system in the last year and a half.  Although we believe a recover is underway, it may be more muted than stock market pundits believe.  In such an environment, it is of critical importance that the FMI Provident Trust Strategy Fund be populated with strong companies that can weather all economic environments. In that regard, Scott and his team have done an outstanding job of stock selection and providing above-average rates of return (+8.27% versus +4.99% for the Standard & Poor’s 500 Index) since he and his team took over management of the Fund on September 9, 2002.

As always, we thank you for your continued support of, and investment in, the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

January 22, 2010

Dear Fellow FMI Provident Trust Strategy Fund Shareholders,

FMI Provident Trust Strategy Fund gained 3.42%(1) for the past three months, underperforming the S&P 500’s 6.04%(2) gain.  For calendar 2009, the Fund rose 24.78%, compared to the S&P’s 26.46% gain.  Our calendar 2008 investment results (-21% vs. the S&P 500’s 37% loss) were aided by the Fund’s flexible asset allocation strategy, while our 2009 results suffered from too much cash.  Since September 9, 2002 when Provident was named Sub-Advisor, the Fund’s annualized return per year is +8.27% versus +4.99% for the S&P 500.  Our 78% December 2009 equity allocation (which is slightly below our 85% long-term average equity allocation) is offset by the Fund’s significant selection risk (top ten holdings represent almost 55% of fund assets).

GDP continues to rebound above our expectations, a thankful reminder of the economy’s self restoring nature.  We now estimate 2010 economic growth of 2-4%, a noticeable improvement over our previous 1-2% expectation.  Inflation should remain a muted 1-2% through 2010 due to stable house prices and very low wage growth.  USA’s share of world GDP is a stable 27% over the last 30 years and cumulative 2007-2009 GDP was about flat, hardly the crisis environment of the early 1930’s, when GDP shrank 25%.

2009 earnings for the S&P 500 are tracking at a $60 rate thanks to surging productivity which gives the S&P an earnings yield of 5.4%, well above 4.0% yielding corporate bonds and 0% yielding money markets.  We remain committed to the greater return potential of common stocks (6% annually above inflation since 1900) and contend stock market peaks coincide with maximum investor enthusiasm and participation.  Accordingly, we are encouraged that 2009 mutual fund cash flow was over $300 billion positive for bonds while equity mutual funds suffered modest withdrawals.  We contend the valuation paid for lightly taxed investment portfolios will improve (i.e. higher P/E ratios) relative to, rising 2011 tax rates on earned income, interest and dividends.

We attempt to flexibly allocate and actively select stocks in the FMI Provident Trust Strategy Fund based on our ongoing analysis of economic, relative valuation and company specific trends.  We expect forward investment returns will be largely company specific much like the 1970’s, a market of stocks rather than a homogeneous stock market.

The Board of Directors declared a distribution effective December 30, 2009 of $0.0115 per share from net investment income, payable December 30, 2009, to shareholders of record on December 29, 2009.

Thank you for your investment in and support of the FMI Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness, CFA

(1)	The Fund’s one-year and annualized 5-year and 10-year returns through December 31, 2009 were 24.78%, 5.47%, and 0.89%, respectively.
(2)	The S&P 500 one-year and annualized 5-year and 10-year returns through December 31, 2009 were 26.46%, 0.42% and -0.95%, respectively.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
December 31, 2009 (Unaudited)

Shares/
Principal
Amount		Value(b)
LONG-TERM INVESTMENTS — 86.0% (a)
COMMON STOCKS — 77.7% (a)
CONSUMER SERVICES SECTOR — 5.6%
	Other Consumer Services — 5.6%
106,000	DeVry, Inc.	$6,013,380
FINANCE SECTOR — 23.9%
	Finance/Rental/Leasing — 5.6%
69,000	Visa Inc.	6,034,740
	Investment Banks/Brokers — 9.3%
30,000	The Goldman Sachs Group, Inc.	5,065,200
266,000	Charles Schwab Corp.	5,006,120
		10,071,320
	Investment Managers — 4.4%
45,000	Franklin Resources, Inc.	4,740,750
	Major Banks — 4.6%
94,000	PNC Financial Services Group, Inc.	4,962,260
HEALTH SERVICES SECTOR — 5.8%
	Health Industry Services — 5.8%
73,000	Express Scripts, Inc.	6,310,850
INDUSTRIAL SERVICES SECTOR — 2.4%
	Engineering & Construction — 2.4%
70,000	Jacobs Engineering Group Inc.	2,632,700
RETAIL TRADE SECTOR — 15.2%
	Apparel/Footwear Retail — 4.6%
135,000	The TJX Companies, Inc.	4,934,250
	Department Stores — 5.1%
102,000	Kohl’s Corp.	5,500,860
	Drugstore Chains — 4.6%
137,000	Walgreen Co.	5,030,640
	Home Improvement Chains — 0.9%
22,350	Fastenal Co.	930,654
TECHNOLOGY SERVICES SECTOR — 23.4%
	Information Technology Services — 23.4%
150,000	Accenture PLC	6,225,000
104,000	Citrix Systems, Inc.	4,327,440
178,500	Cognizant Technology
	Solutions Corp.	8,086,050
120,000	Infosys Technologies
	Ltd. SP-ADR	6,632,400
		25,270,890
TRANSPORTATION SECTOR — 1.4%
	Trucking — 1.4%
100,100	Heartland Express, Inc.	1,528,527
	Total common stocks	83,961,821
CORPORATE BONDS — 8.3% (a)
$2,140,000	ConocoPhillips,
	4.75%, due 02/01/14	2,297,701
745,000	The Coca-Cola Co.,
	3.625%, due 03/15/14	767,936
1,400,000	JP Morgan Chase & Co.,
	4.65%, due 06/01/14	1,474,815
2,281,000	Hewlett-Packard Co.,
	4.75%, due 06/02/14	2,435,782
2,000,000	JP Morgan Chase & Co.,
	3.70%, due 01/20/15	2,005,915
	Total corporate bonds	8,982,149
	Total long-term investments	92,943,970
SHORT TERM INVESTMENTS — 13.7% (a)
	U.S. Treasury Securities — 13.7%
1,500,000	U.S. Treasury Bills,
	0.04%, due 03/04/10	1,499,889
5,600,000	U.S. Treasury Bills,
	0.055% - 0.08%, due 04/15/10	5,598,712
7,700,000	U.S. Treasury Bills,
	0.10% - 0.12%, due 05/13/10	7,696,496
	Total short-term investments	14,795,097
	Total investments	107,739,067
	Cash and receivables,
	less liabilities — 0.3% (a)	358,269
	TOTAL NET ASSETS	$108,097,336
	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($108,097,336 ÷ 14,229,125
	shares outstanding)	$7.60

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR – Sponsored American Depositary Receipts

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
JOHN S. BRANDSER
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.